CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  8/23/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100 ]

**

Note, for second liens, CLTV is employed in this calculation.

1. Scheduled Balance

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Scheduled Balance	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
9,986 - 50,000	712	21,816,406	2.2	10.16	347	631	66.9	95.4	97.3	88.4	39.9
50,001 - 100,000	1,352	102,924,533	10.3	8.10	354	613	65.1	90.7	94.2	23.0	38.9
100,001 - 150,000	1,408	173,747,301	17.4	7.46	358	617	60.8	90.8	95.3	12.7	40.5
150,001 - 200,000	980	170,871,100	17.1	7.16	357	622	54.0	88.3	95.6	10.0	41.2
200,001 - 250,000	544	122,026,939	12.2	7.06	358	625	48.0	88.3	95.8	7.1	41.7
250,001 - 300,000	389	106,666,308	10.7	7.02	358	626	45.3	88.1	95.3	8.0	42.3
300,001 - 350,000	234	75,765,430	7.6	6.92	358	631	41.8	89.6	95.2	3.8	42.3
350,001 - 400,000	171	64,099,062	6.4	6.86	358	638	40.4	89.8	97.7	5.8	42.8
400,001 - 450,000	104	44,466,815	4.5	6.83	358	644	36.4	89.5	93.2	10.5	43.1
450,001 - 500,000	90	42,957,557	4.3	6.86	358	644	38.9	90.3	92.1	3.3	42.9
500,001 - 550,000	37	19,377,755	1.9	7.04	359	638	32.6	90.2	94.6	2.7	45.7
550,001 - 600,000	26	14,841,127	1.5	6.94	358	647	30.6	92.2	100.0	15.2	44.2
600,001 - 750,000	44	29,630,798	3.0	7.01	358	633	42.6	87.0	93.3	0.0	45.3
750,001 - 800,000	1	788,000	0.1	6.20	359	614	100.0	80.0	100.0	0.0	44.3
850,001 - 900,000	1	873,559	0.1	6.99	358	543	100.0	70.0	100.0	0.0	0.0
950,001 - 1,495,052	5	5,859,091	0.6	7.19	358	647	25.5	59.3	83.0	17.0	45.7
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

2. Current Rate (%)

			Total	%					WA			WA
		No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Current Rate	(%)	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
4.63 - 5.00		4	882,598	0.1	4.82	358	709	83.7	99.1	100.0	0.0	31.0
5.01 - 5.50		69	19,671,375	2.0	5.37	358	674	83.5	92.5	95.3	0.0	43.2
5.51 - 6.00		333	76,874,122	7.7	5.83	358	662	58.3	90.5	98.2	5.2	41.6
6.01 - 6.50		727	154,928,294	15.5	6.31	357	650	51.1	91.0	98.2	9.8	41.9
6.51 - 7.00		1,232	247,047,886	24.8	6.80	358	636	49.4	90.1	95.6	9.9	41.6
7.01 - 7.50		901	168,355,776	16.9	7.28	358	620	46.9	89.2	94.5	5.7	41.5
7.51 - 8.00		857	143,536,053	14.4	7.77	357	607	48.2	87.4	92.7	9.2	41.8
8.01 - 8.50		432	63,139,906	6.3	8.30	358	588	49.1	85.4	90.7	7.0	41.3
8.51 - 9.00		371	49,729,706	5.0	8.76	356	584	47.8	86.8	94.2	8.7	41.0
9.01 - 9.50		243	20,309,037	2.0	9.28	354	585	52.7	86.0	91.4	29.2	40.5
9.51 - 10.00		354	23,679,713	2.4	9.84	354	601	51.0	90.5	96.7	48.9	40.5
10.01 - 10.50		191	9,837,515	1.0	10.32	350	624	56.6	94.5	92.8	68.8	42.0
10.51 - 11.00		194	10,296,348	1.0	10.81	345	609	47.7	91.9	99.3	82.5	43.8
11.01 - 11.50		117	5,403,912	0.5	11.29	353	602	50.1	93.2	100.0	93.3	42.0
11.51 - 12.00		51	2,183,982	0.2	11.79	351	584	47.8	89.2	95.7	93.1	43.2
12.01 - 12.50		18	754,094	0.1	12.34	344	569	42.3	86.3	100.0	72.3	39.5
12.51 - 12.88		4	81,462	0.0	12.77	334	626	23.3	99.4	100.0	100.0	39.3
Total:		6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

3. FICO

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
FICO	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Unavailable	2	169,689	0.0	8.14	358	0	100.0	73.6	100.0	0.0	32.8
426 - 450	2	76,916	0.0	10.29	262	443	0.0	81.0	100.0	100.0	50.0
451 - 475	4	335,441	0.0	11.05	275	461	0.0	87.2	100.0	100.0	50.0
476 - 500	9	715,903	0.1	9.08	336	493	60.9	78.2	100.0	52.9	39.5
501 - 525	170	28,403,418	2.8	8.45	356	516	61.0	72.8	99.3	8.8	42.3
526 - 550	379	62,800,392	6.3	8.18	357	539	64.3	76.3	98.9	7.3	42.3
551 - 575	489	81,249,054	8.2	7.79	357	563	69.1	80.9	97.2	8.3	41.0
576 - 600	1,048	153,219,149	15.4	7.45	357	588	69.9	87.7	97.7	9.3	41.0
601 - 625	1,189	180,914,939	18.2	7.27	357	613	55.3	90.7	97.1	12.6	42.1
626 - 650	1,133	175,046,711	17.6	7.11	357	639	44.0	92.2	95.0	13.0	41.9
651 - 675	793	142,641,288	14.3	6.91	357	662	37.0	93.5	94.3	14.1	41.9
676 - 700	433	80,297,234	8.1	6.92	357	687	30.2	94.3	88.8	13.5	41.4
701 - 725	223	44,964,769	4.5	6.76	357	711	27.3	95.3	89.2	12.4	41.3
726 - 750	120	25,329,818	2.5	6.62	358	737	32.9	93.5	88.1	7.8	40.6
751 - 775	71	13,657,299	1.4	6.65	358	761	30.1	95.1	91.0	9.4	39.7
776 - 800	28	5,907,405	0.6	6.46	358	785	44.4	92.6	85.6	25.5	37.2
801 - 808	5	982,355	0.1	5.75	358	803	18.4	100.0	86.7	2.7	44.5
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

4. Original LTV (%) *

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Original LTV (%) *	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
10.830 - 50.000	95	13,735,518	1.4	7.47	348	587	39.2	43.7	95.6	17.5	38.7
50.001 - 55.000	57	9,228,941	0.9	7.46	354	580	29.7	53.7	87.8	23.5	39.5
55.001 - 60.000	81	13,232,092	1.3	7.52	355	578	38.1	59.9	95.4	18.9	40.8
60.001 - 65.000	117	22,102,061	2.2	7.36	356	593	44.0	64.7	90.6	22.9	39.5
65.001 - 70.000	191	33,729,235	3.4	7.32	356	595	54.5	69.8	92.4	17.1	39.0
70.001 - 75.000	300	54,001,108	5.4	7.40	357	593	45.7	76.5	95.6	11.9	40.9
75.001 - 80.000	2,786	507,461,914	50.9	6.90	358	639	45.5	94.7	97.3	6.4	42.0
80.001 - 85.000	504	96,838,877	9.7	7.39	358	605	61.8	85.6	94.7	9.0	42.0
85.001 - 90.000	898	170,762,388	17.1	7.44	357	621	59.6	90.6	90.5	7.3	41.2
90.001 - 95.000	181	28,716,852	2.9	7.83	357	641	65.3	94.6	88.6	15.2	41.4
95.001 - 100.000	888	46,902,795	4.7	9.76	354	644	55.2	100.0	99.8	71.2	42.1
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

5. CombinedLTV (%) *

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
CombinedLTV (%) *	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
10.830 - 50.000	93	13,593,821	1.4	7.47	348	586	39.2	43.1	96.0	17.1	38.6
50.001 - 55.000	56	9,019,099	0.9	7.46	354	580	30.4	53.1	87.6	24.0	39.4
55.001 - 60.000	75	12,249,432	1.2	7.56	355	573	35.8	57.8	95.0	20.4	40.7
60.001 - 65.000	109	20,822,177	2.1	7.40	356	590	44.7	63.4	90.0	22.9	39.9
65.001 - 70.000	182	31,765,840	3.2	7.35	356	591	55.5	68.6	93.8	18.1	38.8
70.001 - 75.000	264	48,348,123	4.9	7.46	357	588	45.0	74.0	95.1	12.8	40.7
75.001 - 80.000	635	123,676,550	12.4	7.28	356	599	49.5	79.5	92.6	11.0	41.0
80.001 - 85.000	445	88,443,729	8.9	7.35	357	606	60.2	84.5	94.2	9.9	42.3
85.001 - 90.000	778	157,366,106	15.8	7.37	357	625	54.2	89.6	90.1	8.3	41.3
90.001 - 95.000	351	62,027,423	6.2	7.41	358	637	61.4	94.6	87.2	9.2	41.5
95.001 - 100.000	3,110	429,399,481	43.1	7.15	358	649	47.6	99.9	99.7	11.9	42.2
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

6. Documentation Type

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Documentation Type	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Full	3,479	503,338,702	50.5	7.22	357	612	100.0	89.5	94.4	13.8	41.3
Reduced	1,181	215,561,328	21.6	7.26	357	645	0.0	91.5	94.4	7.6	42.0
No Income/ No Asset	31	5,236,851	0.5	7.83	356	644	0.0	73.6	85.5	9.4	35.8
Stated Income / Stated Assets	1,407	272,574,899	27.3	7.36	357	636	0.0	87.5	97.6	10.7	41.9
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

7. Purpose

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Purpose	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Purchase	3,273	490,128,638	49.2	7.22	358	645	43.1	96.2	94.8	8.8	41.8
Refinance - Rate Term	430	68,004,188	6.8	7.06	356	619	64.7	89.5	98.0	19.3	41.7
Refinance - Cashout	2,395	438,578,954	44.0	7.37	356	605	56.5	81.6	95.3	13.6	41.3
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

8. Occupancy Status

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Occupancy Status	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Primary	5,814	948,861,227	95.2	7.26	357	624	50.1	89.6	100.0	11.7	41.8
Second Home	26	6,162,817	0.6	6.95	358	665	48.4	84.5	0.0	24.0	40.1
Investor	258	41,687,737	4.2	7.64	356	659	60.8	83.7	0.0	7.0	38.1
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

9. Property Type

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Property Type	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Single Family Residence	5,197	826,255,127	82.9	7.28	357	624	51.9	89.4	95.9	11.7	41.6
PUD	342	68,277,387	6.9	7.02	357	630	46.4	89.0	98.1	8.9	41.1
2 Family	210	47,427,350	4.8	7.26	357	641	37.4	90.7	90.9	11.6	43.1
Condo	302	43,775,763	4.4	7.32	358	635	46.6	89.0	90.4	11.1	40.6
3-4 Family	47	10,976,153	1.1	7.76	358	649	42.8	82.1	62.2	21.6	42.1
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

10. State

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
State	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
California	845	221,221,813	22.2	6.89	358	636	38.3	87.0	93.9	8.8	42.4
Florida	677	113,368,783	11.4	7.34	356	622	42.7	87.5	95.0	14.7	41.6
New York	186	52,555,903	5.3	7.26	357	635	32.7	87.8	94.1	13.6	43.2
Arizona	298	47,814,769	4.8	7.19	357	627	49.1	90.4	95.4	6.9	41.0
Maryland	184	40,855,543	4.1	7.09	358	622	66.0	87.9	98.1	12.3	43.5
Michigan	332	40,382,996	4.1	7.45	358	617	53.1	91.9	96.9	6.4	40.4
Nevada	183	37,932,953	3.8	7.23	357	631	47.0	87.5	90.6	4.5	41.3
Virginia	190	34,657,823	3.5	7.34	358	619	56.7	86.6	95.8	13.1	41.0
New Jersey	137	30,831,097	3.1	7.55	359	615	50.7	84.4	95.5	10.6	42.7
Georgia	229	30,515,858	3.1	7.53	357	630	58.9	93.9	95.4	10.2	40.8
Illinois	186	30,024,290	3.0	7.44	356	623	55.5	89.3	96.6	10.9	43.0
Washington	158	27,347,255	2.7	7.01	358	643	65.9	91.5	95.3	13.7	41.3
Oregon	142	21,771,692	2.2	7.04	358	652	51.8	94.5	93.2	15.0	40.2
Texas	233	19,933,728	2.0	8.01	356	612	67.9	94.0	98.8	21.8	40.9
Ohio	174	18,221,651	1.8	7.20	357	612	66.7	92.4	95.2	16.9	40.9
Other	1,944	229,275,626	23.0	7.53	356	618	60.4	91.8	96.2	13.6	40.6
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

11. WAM

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
WAM	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
61 - 120	11	389,597	0.0	9.96	116	582	52.9	77.9	95.7	100.0	39.7
121 - 180	59	4,702,078	0.5	7.95	178	622	46.9	76.8	93.8	100.0	38.6
181 - 240	30	1,698,104	0.2	8.40	237	620	68.9	85.5	92.7	100.0	42.2
241 - 300	17	1,301,501	0.1	9.80	295	556	50.1	77.3	100.0	92.0	44.3
301 - 360	5,981	988,620,500	99.2	7.26	358	626	50.5	89.4	95.2	10.9	41.6
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

12. Product

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Product	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Arm 2/28	3,513	593,780,875	59.6	7.33	358	611	51.7	88.0	94.9	0.0	41.6
Arm 2/28 IO	895	225,822,137	22.7	6.74	358	658	39.7	93.9	95.1	0.0	42.1
Arm 3/27	208	33,901,248	3.4	6.98	358	620	62.0	87.4	95.2	0.0	39.3
Arm 3/27 IO	73	17,860,052	1.8	6.63	358	657	49.9	92.3	97.0	0.0	41.4
Arm 5/25	18	4,408,196	0.4	6.26	358	680	83.1	86.3	100.0	0.0	43.1
Arm 5/25 IO	13	3,210,018	0.3	6.38	358	694	65.1	93.6	96.3	0.0	41.5
Arm 6 Month	5	2,032,991	0.2	6.63	358	574	77.7	74.9	100.0	0.0	33.7
Fixed Balloon	438	21,599,301	2.2	9.70	356	653	47.7	97.0	98.5	100.0	41.4
Fixed Rate	922	91,411,808	9.2	7.95	346	627	62.6	85.1	95.5	100.0	41.3
Fixed Rate IO	13	2,685,155	0.3	7.04	338	641	71.5	89.0	100.0	100.0	39.0
Total:	6,098	996,711,780	100.0	7.27	357	626	50.5	89.3	95.2	11.6	41.6

13. Margin (%)

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Margin (%)	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
2.25 - 4.00	105	24,332,474	2.8	6.57	358	679	49.9	89.8	86.3	0.0	41.5
4.01 - 4.50	46	9,203,868	1.0	5.74	359	653	73.8	93.6	91.6	0.0	43.0
4.51 - 5.00	249	50,196,136	5.7	5.99	358	656	61.2	90.3	96.3	0.0	41.6
5.01 - 5.50	496	105,863,506	12.0	6.28	358	647	56.8	91.2	98.4	0.0	41.8
5.51 - 6.00	897	174,560,322	19.8	6.63	358	638	50.7	91.8	96.8	0.0	41.3
6.01 - 6.50	925	185,202,806	21.0	7.03	358	628	44.0	90.3	96.6	0.0	41.9
6.51 - 7.00	1,062	201,993,653	22.9	7.69	358	607	46.9	87.8	93.5	0.0	41.7
7.01 - 7.50	380	58,108,968	6.6	8.00	358	597	45.0	86.6	88.8	0.0	42.1
7.51 - 8.00	262	37,443,652	4.3	8.52	358	591	44.7	86.8	95.9	0.0	41.0
8.01 - 8.50	157	17,505,747	2.0	9.09	358	576	46.1	86.6	92.6	0.0	41.4
8.51 - 9.00	100	10,913,783	1.2	9.53	358	566	45.0	83.4	91.7	0.0	39.3
9.01 - 9.50	35	4,340,341	0.5	9.99	358	570	69.5	86.4	86.6	0.0	41.4
9.51 - 10.00	8	1,218,411	0.1	9.80	358	546	35.6	81.4	100.0	0.0	37.5
10.01 - 10.50	1	39,183	0.0	10.10	359	536	100.0	70.0	0.0	0.0	50.9
10.51 - 10.90	2	92,666	0.0	10.88	359	562	100.0	86.1	100.0	0.0	42.3
Total:	4,725	881,015,516	100.0	7.14	358	625	49.2	89.6	95.1	0.0	41.6